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                                                                    EXHIBIT 10.2

                             FIRST AMENDMENT TO THE
                           CIB MARINE BANCSHARES, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN

      WHEREAS, CIB Marine Bancshares, Inc. (the "Company") maintains the CIB Marine Bancshares, Inc. 1999 Stock Option and Incentive Plan (the "Plan"); and

      WHEREAS, the Company has reserved the right to amend the Plan and now deems it appropriate to do so in order to clarify the limit on the number of Options granted to Participants thereunder;

      NOW, THEREFORE, BE IT RESOLVED, that Section 9(d) of the Plan is hereby amended, effective as of the date hereof, to read as follows:

            (d) Maximum Number of Shares Subject to Option. The total number of shares with respect to which Options may be granted under the 1999 Plan to any Participant during any 12-month period shall not exceed 150,000 shares; provided, however, that such number of shares may be adjusted from time to time in accordance with Section 12 hereof.

      IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on its behalf, by its officer duly authorized, this 29th day of September, 2005.

                                    CIB MARINE BANCSHARES, INC.

                                    By:   /s/ Illegible
                                          ------------------------------------
                                    Its:  Secretary